                            EXHIBIT 5
                            ---------

           AMENDED AND RESTATED STOCKHOLDER AGREEMENT
           ------------------------------------------

          THIS AMENDED AND RESTATED STOCKHOLDER AGREEMENT (this "Agreement") is entered into as of the 1st day of May, 1992, among the direct and indirect holders signatory hereto (the "Stockholders") of certain shares of common stock of AMERCO, a Nevada corporation (the "Company"). This Agreement amends, restates, and supersedes in its entirety that previous Amended and Restated Stockholder Agreement entered into by certain of the Stockholders on March 5, 1992. As used in this Agreement, the term "Shares" shall refer to all shares of common stock, $0.25 par value, of the Company held or acquired by each Stockholder at any time during the term of this Agreement, and of any other type, class, or series of voting stock of the Company which may be issued at any time by the Company and acquired by any Stockholder at any time during the term of this Agreement, including, but not limited to, any shares of any type, class, or series of voting stock of the Company into which Shares held pursuant to this Agreement may be and are converted, and shall also include all powers or rights to vote any shares of common or other voting stock of the Company that are owned or controlled, directly or indirectly, by a Stockholder individually, or as a fiduciary, partner, joint venturer, stockholder, or director of a holder of such shares, or otherwise.

                           WITNESSETH:
                           ----------

          WHEREAS, the Stockholders believe that disputes between and among various stockholders of the Company have been harmful to the Company and its stockholders; and

          WHEREAS, the Stockholders desire to combine their voting power in order to stabilize the Company and further its interests; and

          WHEREAS, the Stockholders believe that this Agreement will advance this goal by facilitating (1) corporate stability,
(2) evaluation of strategies to maximize the value and liquidity of the Company's securities, (3) resolution of disputes between and among stockholders of the Company, and (4) other matters of interest to the Stockholders;

          NOW, THEREFORE, the Stockholders, for and in consideration of the mutual promises and covenants herein made, do hereby agree to and with each other as follows:

          1.   Duration.  The term of this Agreement shall
               --------
commence on the date first set forth above (the "Commencement Date") and the restrictions and obligations described herein shall be effective and remain in force between the parties until March 5, 1999 or until terminated as provided for herein, whichever occurs first. In no event shall the term of this

Agreement extend beyond March 5, 1999 without the written consent of all Stockholders.

          2.   Voting the Shares; Limitations Thereon; Proxy.
               ---------------------------------------------
Unless otherwise provided for herein, in voting on all matters that may come before any meeting of the stockholders of the Company (a "Company Stockholders Meeting") occurring during the term of this Agreement, the Shares shall be voted as one block in the manner and upon the conditions and restrictions set forth below:

               A.   Majority Voting.  Except as otherwise
                    ---------------
specifically provided herein and subject to Section 13 hereof, all voting with respect to the Shares shall be at the direction of "a majority in interest of the Stockholders" (defined below) in accordance with this Section 2. For purposes of this Agreement and unless otherwise provided for herein, with respect to any voting of the Shares requiring the direction or vote of a majority in interest of the Stockholders, each Stockholder (whether an individual or an entity) shall be entitled to one vote for each Share subject to this Agreement; provided, however, that if any Shares are entitled to more or less than one vote per share in any matter to be voted on at a Company Stockholders Meeting, then for purposes of any vote taken hereunder with respect to such matter, such Shares shall have the same voting entitlement under this Agreement. For purposes of this Agreement, a "majority in interest of the Stockholders" shall mean Stockholders holding greater than fifty percent (50%) of all Shares that are actually voted pursuant to this Agreement at a Stockholders Meeting (defined below) or at any other meeting of the Stockholders hereunder in person or by proxy by the Stockholders, or if any such Shares are entitled to more or less than one vote per Share in any matter to be voted on at a Company Stockholders Meeting, then for purposes of any vote taken hereunder with respect to such matter, a "majority in interest of the Stockholders" shall mean Stockholders holding greater than fifty percent (50%) of the votes that are actually voted pursuant to this Agreement at a Stockholders Meeting in person or by proxy by the Stockholders. When so voting or directing the manner in which the Shares shall be voted, Stockholders may vote at a Stockholders Meeting or at any other meeting of the Stockholders hereunder by written proxy. Stockholders may also participate in and vote at a Stockholders Meeting or at any other meeting of the Stockholders hereunder by means of conference telephone or similar communications equipment whereby all Stockholders participating in such meeting can hear one another, and such participation shall constitute presence in person at any such meeting. In addition, any action that may be taken hereunder by a majority in interest of the Stockholders at a Stockholders Meeting or at any other meeting of the Stockholders hereunder may be taken without a meeting upon the express written consent of all Stockholders. Each Stockholder agrees that, in voting such Stockholder's Shares hereunder such Stockholder shall consider both the long-term and short-term interests of the Company and its stockholders. To this end, each Stockholder agrees that such

Stockholder shall vote such Stockholder's Shares hereunder in favor of any action required to effectuate the intent of Section
3.13 of that certain Share Repurchase and Registration Rights Agreement, dated as of March 1, 1992 among the Company, Paul F. Shoen, and Pafran, Inc. (the "Paul Shoen Repurchase and Registration Rights Agreement") and Section 3.13 of that certain Share Repurchase and Registration Rights Agreement, dated as of May 1, 1992 among the Company, Sophia M. Shoen, and Sophmar, Inc. (the "Sophia Shoen Repurchase and Registration Rights Agreement").

               B.   Stockholders Meeting.  Prior to voting the
                    --------------------
Shares with respect to any resolution or election which comes before any Company Stockholders Meeting, a meeting of the Stockholders for the purpose of directing the manner in which the Shares shall be voted (a "Stockholders Meeting") shall be held no earlier than forty-eight (48) hours after the receipt by each of the Stockholders of a Stockholder Meeting Notice (defined below) and no later than the day preceding a Company Stockholders Meeting. The Stockholders hereby appoint the Proxy referenced in
Section 2.C hereof, and such Proxy accepts such appointment, as the Stockholder responsible for giving written notice of each Stockholders Meeting ("Stockholder Meeting Notice") to all Stockholders within seven (7) days after such Proxy receives notice of a Company Stockholders Meeting, which Stockholder Meeting Notice shall include:

                    (i)  The matters to be submitted to the vote
of the stockholders of the Company and the date on which such matter is to be submitted to the vote of the stockholders of Company or a reference to a particular notice of a Company Stockholders Meeting otherwise sent by the Company to its stockholders and received by all Stockholders hereunder; and

                    (ii) The place (unless such meeting is to be held among all of the Stockholders participating solely by conference telephone or similar communications equipment), day, and hour of the Stockholders Meeting to direct the manner in which the Shares shall be voted. The place of any such meeting shall be selected by the Proxy referenced in Section 2.C hereof, provided, however, that such place shall be within Maricopa County, Arizona and, provided further, that an "absolute majority of the Stockholders" may agree that such meeting shall be held elsewhere. Any Stockholder who desires to participate in any such meeting by conference telephone or similar communications equipment must give written notice, which notice must be received by the Proxy referenced in Section 2.C hereof no later than twenty-four (24) hours prior to such meeting, stating such desire and a telephone number at which such Stockholder can be reached on the day and hour of such meeting. If the meeting is to be held solely by means of conference telephone or similar communications equipment, the Stockholders Meeting Notice shall also describe the procedure pursuant to which the meeting shall be held and the method by which each Stockholder may participate therein. The term "absolute majority of the Stockholders" shall mean for purposes of this Agreement the Stockholders holding greater than fifty percent (50%) of all Shares held by all Stockholders pursuant to this Agreement, or if any such Shares are entitled to more or less than one vote per Share in any matter to be voted on at a Company Stockholders Meeting, that for purposes of any vote taken hereunder with respect to such matter, upon the express written consent of the Stockholders holding greater than fifty percent (50%) of the votes held by all Stockholders pursuant to this Agreement.

          The obligation of the Proxy referenced in Section 2.C hereof to give notice to all Stockholders under this Section 2.B may be delegated by such Proxy to any other person. The provisions of this Section 2.B shall not apply when action is taken on any matter to be voted on at a Company Stockholders Meeting by written consent in accordance with the third to last sentence of Section 2.A hereof.

               C.   Appointment of Proxy.  In addition to and in
                    --------------------
order to carry out the provisions and intentions set forth,in this Section 2, the Stockholders hereby constitute and appoint J.P. Shoen, and J.P. Shoen accepts such appointment, as the Stockholders' true and lawful attorney and agent in their name, place and stead to vote the Shares as their proxy in accordance with the direction as to voting such Shares as provided for in this Agreement (in his capacity as proxy for the Stockholders, J.P. Shoen shall hereinafter be referred to as "Proxy," which term shall include any successor proxy designated or selected in accordance with Section 11 hereof). The proxy granted herein shall be irrevocable and coupled with an interest and shall continue in force until this Agreement is terminated. The Stockholders, and each of them, and Proxy shall execute on the date hereof the form of proxy attached hereto as Exhibit A and
                                                 ---------
made a part hereof. Proxy agrees to promptly file a copy of the fully executed proxy with the Secretary of the Company for notification purposes. If the Stockholders fail, for whatever reason, to direct Proxy as to the manner in which the Shares are to be voted, then, Proxy shall exercise his best judgment in voting the Shares. Proxy shall not have any liability to any person for any acts taken in good faith and that do not constitute willful malfeasance.

               D.   Limitations.  Notwithstanding any other
                    -----------
provision of this Agreement, to the extent any Stockholder is prohibited by applicable law, rule, or regulation from allowing such Stockholder's Shares to be voted in accordance with the provisions of this Section 2, the remaining Stockholders' obligations and duties pursuant to this Section 2 shall not be affected or impaired in any manner.

          3.   Termination.  This Agreement shall be effective on
               -----------
the Commencement Date and shall remain in full force and effect for the term set forth in Section 1 above; provided, however, that this Agreement may be terminated at any time upon

            (i) the consent of Stockholders holding greater than 60% of all Shares held by all Stockholders pursuant to this Agreement; or

           (ii) the Company's failure to comply with Section 3.02(a) of that certain Share Repurchase and Registration Rights Agreement, dated as of March 1, 1992, among the Company, Paul F. Shoen, and Pafran, Inc. (the "Paul Shoen Repurchase and Registration Rights Agreement"); provided, however, that in the case of this subsection (ii) the following procedures shall apply:

                    (A)  upon the Company's failure to comply
with Section 3.02(a) of the Paul Shoen Repurchase and
Registration Rights Agreement, Paul Shoen shall give written notice of the same to the Company and the Stockholders hereunder;
and

                    (B)  if the Company does not effect the
registration of securities required by Section 3.02(a) of the Paul Shoen Repurchase and Registration Rights Agreement within sixty (60) days after the Company's receipt of the notice specified in subsection (ii)(A) of this Section 3, Paul Shoen may elect to give written notice to the Stockholders hereunder of that fact and of his desire to terminate this Agreement. Upon the Stockholders, receipt of such notice, this Agreement shall terminate; or

          (iii)     the Company's failure to comply with Section
2.01 of that certain Merger Option Agreement among the Company, Paul F. Shoen, and Pafran, Inc., dated as of March 1, 1992 (the "Pafran Merger Option Agreement"); provided, however, that in the case of this subsection (iii) the following procedures shall apply:

                    (A)  upon the Company's failure to comply
with Section 2.01 of the Pafran Merger Option Agreement, Paul
Shoen shall give written notice of the same to the Company and the Stockholders hereunder; and

                    (B)  if the Company does not effect the
merger required by Section 2.01 of the Pafran Merger Option Agreement within sixty (60) days after the Company's receipt of the notice specified in subsection (iii)(A) of this Section 3, Paul Shoen may elect to give written notice to the Stockholders hereunder of that fact and of his desire to terminate this Agreement. Upon the Stockholders' receipt of such notice, this Agreement shall terminate; or

           (iv)     the Company's failure to comply with Section
3.02 (a) of the Sophia Shoen Repurchase and Registration Rights
Agreement; provided, however, that in the case of this subsection
(iv) the following procedures shall apply:

                    (A)  upon the Company's failure to comply
with Section 3.02(a) of the Sophia Shoen Repurchase and
Registration Rights Agreement, Sophia Shoen shall give written notice of the same to the Company and the Stockholders herein;
and

                    (B)  if the Company does not effect the
registration of securities required by Section 3.02(a) of the Sophia Shoen Repurchase and Registration Rights Agreement within sixty (60) days after the Company's receipt of the notice specified in subsection (iv)(A) of this Section 3, Sophia Shoen may elect to give written notice to the Stockholders hereunder of that fact and of her desire to terminate this Agreement. Upon the Stockholders' receipt of such notice, this Agreement shall terminate; or

            (v)     the Company's failure to comply with Section
2.01 of that certain Merger Option Agreement among the Company, Sophia M. Shoen, and Sophmar, Inc., dated as of May 1, 1992 (the "Sophmar Merger Option Agreement"); provided, however, that in the case of this subsection (v) the following procedures shall apply:

                    (A)  upon the Company's failure to comply
with Section 2.01 of the Sophmar Merger Option Agreement, Sophia
Shoen shall give written notice of the same to the Company and the Stockholders hereunder; and

                    (B)  the Company does not effect the merger
required by Section 2.01 of the Sophmar Merger Option Agreement within sixty (60) days after the Company's receipt of the notice specified in subsection (v)(A) of this Section 3, Sophia Shoen may elect to give written notice to the Stockholders hereunder of that fact and of her desire to terminate this Agreement. Upon the Stockholders' receipt of such notice, this Agreement shall terminate.

          4.   Merger or Consolidation.  In the event of a merger
               -----------------------
or consolidation involving the Company and in which (a) the Company is not the surviving entity or (b) the Company becomes the subsidiary of another corporation, the termination date hereof shall be accelerated to the effective date of said consolidation or merger unless Stockholders holding greater than 60% of all Shares held by all Stockholders pursuant to this Agreement elect or consent to continue this Agreement for its full term, substituting where appropriate the voting shares issued pursuant to said consolidation or merger for the Shares.

          5.   Additional Shares.  Subject to Section 13 hereof,
               -----------------
during the term of this Agreement, any and all additional shares of the common stock or other voting stock of the Company which may be acquired by or issued to the Stockholders in any transaction with any party shall be subject to the terms, restrictions, and conditions of this Agreement and shall be considered Shares for all purposes of this Agreement.

          6.   Additional Stockholders.  From time to time after
               -----------------------
the execution of this Agreement by the Stockholders who are the initial parties to this Agreement, additional holders of certain shares of common stock or any other type of voting stock that may be issued by the Company may become parties to this Agreement subject to the terms hereof upon the consent of an absolute majority of the Stockholders and upon the execution of a counterpart signature page by each such holder; provided, however, that the consent requirement of this Section 6 shall not apply to those persons who are required to become Stockholders hereunder pursuant to the provisions of Sections 7 and 8 hereof.

          7.   Restriction on Disposition of Shares.  During the
               ------------------------------------
term of this Agreement, the Stockholders agree with each other that, except as otherwise expressly allowed herein, none of the Stockholders shall make or suffer any Disposition (as defined below) other than a Permitted Disposition (as defined below) of all or any part of his, her, or its Shares (whether now owned or hereafter acquired). Any attempted Disposition other than a Permitted Disposition in violation of the provisions of this Agreement shall be ineffective and void and shall vest no rights in the purported transferee. The Stockholders agree that the stock certificates representing their respective Shares shall be endorsed with the following legend:

               "The Shares represented by this
          certificate are subject to an Amended and Restated Stockholder Agreement, dated as of May 1, 1992, among the owner of the Shares and certain others, and may not be voted, sold, assigned, transferred, pledged, encumbered, or otherwise disposed of
          (voluntarily or involuntarily) except in compliance with the terms of such Agreement."

Contemporaneously with the execution of this Agreement, each Stockholder will deliver such Stockholder's certificates representing the Shares to Proxy so that the foregoing legend may be placed on such Shares. Such legend shall also be placed on any Shares that may become subject to this Agreement in the future. Such legend shall be removed upon the termination of this Agreement pursuant to Section 3 hereof and upon any Permitted Disposition specified in clauses (iv), (v), (vi),
(viii), and (ix) of the definition of Permitted Disposition in this Section 7.

          For purposes of this Agreement the term "Disposition" shall mean any sale, transfer, gift, donation, assignment, pledge, hypothecation, or other disposition or encumbrance of any kind of any Shares, whether voluntary or involuntary, and whether during a Stockholder's lifetime or upon or after his or her death including, but not limited to, any Disposition by operation of law, by court order, by judicial process, or by foreclosure, levy, or attachment.

          The term "Permitted Disposition" shall mean the Disposition of any Shares:

            (i) upon the consent of an absolute majority of the Stockholders;

           (ii) to the trustee of any charitable trust or foundation established by any Stockholder or upon the death of a Stockholder, by will or applicable laws of descent;

          (iii)     to The AMERCO Employees Savings and Profit
Sharing and Employee Stock Ownership Trust (the "ESOP Trust");

           (iv)     to the Company or a subsidiary thereof;

            (v) pursuant to a registered public offering under the Securities Act of 1933, as amended (the "1933 Act");

           (vi)     pursuant to a transaction meeting the
requirements of Rule 144 promulgated under the 1933 Act;

          (vii)     pursuant to a merger of an "entity
Stockholder" (as defined in Section 8 hereof) with or into a subsidiary of the Company;

         (viii) pursuant to a transaction meeting the requirements of Section 4(l) of the 1933 Act occurring after the earlier of (A) the effective date of the first registration statement filed with the Securities and Exchange Commission covering a Permitted Disposition specified in subsection (v) and
(B) March 1, 1994, but only if, in the case of this clause (B) only, the Company has completed a public offering of Shares prior to the date of the transaction meeting the requirements of
Section 4(l) of the 1933 Act; provided, however, that the number of Shares disposed of pursuant to this subsection (viii) (together with the Shares disposed of pursuant to subsection (vi) and pledged pursuant to subsection (ix)) may not exceed the maximum number of Shares that could be disposed of pursuant to subsection (vi) (including the timing limitations imposed by Rule
144);

           (ix) pursuant to a pledge, hypothecation, or encumbrance thereof occurring after the earlier of (A) the effective date of the first registration statement filed with the Securities and Exchange Commission covering a Permitted Disposition specified in subsection (v) and (B) March 1, 1994, but only if, in the case of this clause (B) only, the Company has completed a public offering of Shares prior to the date of such pledge, hypothecation, or encumbrance; provided, however, that the number of Shares that may be pledged, hypothecated, or encumbered pursuant to this subsection (ix) (together with the Shares disposed of pursuant to subsection (vi) and subsection
(viii)) may not exceed the maximum number of Shares that could be disposed of pursuant to subsection (vi) (including the timing limitations imposed by Rule 144); or

            (x) pursuant to a sale of Shares made solely for the purpose of meeting any tax liability that a Stockholder may incur as a result of the income tax controversies that have arisen or may arise from the motor home financing program that began in December, 1984 involving, among other parties, Shoen Motor Homes, Inc., U-Haul Financial Corporation, and certain of the Stockholders; provided, however, that (A) a Stockholder seeking to sell Shares pursuant to this subsection (x) shall have contested the income tax liability through appropriate proceedings and shall have had an adverse determination by the tax court requiring him to pay such income tax liability, (B) any such sale of Shares shall be for the minimum number of Shares required to meet such income tax liability, and (C) any such sale of Shares must be made on or before the third anniversary date of this Agreement.

provided, however, that unless otherwise agreed to by an absolute majority of the Stockholders, as a condition to any Disposition being a Permitted Disposition hereunder, any Shares disposed of pursuant to subsections (i), (ii), (iii), (vii), or (x) of this definition of Permitted Disposition shall continue to be, and shall be held by the transferee or transferees, subject to this Agreement, and each such transferee shall be or become a Stockholder hereunder and a signatory hereto prior to the effectiveness of any such transaction; provided, however, that any Shares sold or otherwise transferred to the ESOP Trust will no longer be subject to this Agreement if, at the time of such sale or transfer, the ESOP Trust is no longer a party to, or otherwise bound by, this Agreement. Notwithstanding anything to the contrary in this Agreement, to the extent that any Stockholder is prohibited by applicable law, rule, or regulation from conforming to the transfer restrictions contained in this
Section 7, such restrictions shall continue nevertheless to bind the other Stockholders.

          8.   Merger or Consolidation of Entity Stockholders.
               ----------------------------------------------
In the event that any of the Stockholders signatory hereto that are corporations or other entities other than natural persons ("entity Stockholders") are merged with or into a subsidiary of the Company, the shares of common stock and of any other type, class, or series of voting stock of the Company received by the shareholders of such entity Stockholder in consideration of the merger shall, immediately upon the effectuation of the merger and without any further act being necessary on the part of any person or entity, become subject to this Agreement and shall be substituted for the Shares that were held by such entity Stockholders hereunder immediately prior to the merger, and each such entity Stockholder hereby agrees that each shareholder of such entity Stockholder so merged with or into a subsidiary of the Company will be or become a Stockholder hereunder and a signatory hereto.

          9.   Stockholders Representations and Warranties.  The
               -------------------------------------------
Stockholders, and each of them, by signing this Agreement, or a counterpart hereof, represent and warrant:

                 (i)     That they (A) are the legal and
equitable owners of, (B) are the legal owners of and hold in trust for the equitable owners, or (C) otherwise have the legal right to enter into this Agreement on behalf of the legal and equitable owners of, the number of Shares listed beside their respective signatures;

                (ii)     That such Shares so listed constitute
all of the Shares which they legally or beneficially own or control, directly or indirectly;

               (iii)     That they have the right and power to
vote the number of Shares listed beside their respective signatures;

                (iv)     That they have the right and power to
enter into this Agreement, and to perform the undertakings set forth herein; and

                 (v)     Except as may be provided in the
Company's Articles of Incorporation or By-Laws, there are no prior binding agreements to which any of the Stockholders are a party or to which the Shares are subject that affect or restrict the voting rights of the Shares or the manner in which the Shares shall be voted and, to the extent any such purported agreement or agreements exist, have existed or are claimed to exist, they are hereby released, discharged, cancelled, terminated and rendered null and void, provided, however, that the Stockholders
               --------  -------
acknowledge and agree that the Stockholders may execute agreements solely between and with, or for the benefit of, other Stockholders which further restrict the voting or the transferability of the Shares, such additional restrictive agreements being subject to all of the terms and conditions of this Agreement.

          10.  Compensation and Reimbursement.  Proxy shall not
               ------------------------------
be entitled to any compensation for his services as Proxy, but, subject to Section 13 hereof, the Stockholders, jointly and severally, shall reimburse him and hold him harmless for any expenses (including attorneys' fees) and disbursements reasonably incurred by Proxy in connection with any litigation that may arise in respect of this Agreement or in respect of the Company, to which Proxy is a party as a consequence of his acting as Proxy pursuant to this Agreement.

          11.  Removal and Replacement of Proxy.  Proxy may be
               --------------------------------
removed and replaced as Proxy for any reason by an affirmative vote of an absolute majority of the Stockholders (as defined in Section 2.A) at a meeting called by any Stockholder for the purpose of considering the replacement of Proxy. Such meeting shall require fifteen (15) days advance written notice to all Stockholders. If Proxy is removed, the Stockholders shall cause a written notice to that effect to be sent to the removed Proxy effective as of the date set forth in said notice. Upon the disability, removal, or resignation of Proxy or any successor

Proxy, the vacancy shall be filled by appointment by an absolute majority of the Stockholders voting on such issue. Until the appointment of a new proxy in accordance with this Section 11, Edward J. Shoen shall serve as interim Proxy hereunder. At any time that a proxy is removed or replaced hereunder and a new Proxy is appointed, including the interim Proxy contemplated in this Section 11, the Stockholders will execute a new proxy in substantially the form of Exhibit A hereto but with the name of
                          ---------
the new or interim proxy substituted for James P. Shoen each time such name appears in such proxy.

          12.  Knowing Covenants.  The parties hereby represent
               -----------------
to each other that the covenants and agreements provided for in this Agreement have been knowingly and voluntarily granted after thorough consultation with counsel as to the binding and irrevocable effect thereof. Based upon consultation with counsel, the parties hereby represent and warrant to each other that this Agreement is binding and enforceable in accordance with its terms.

          13.  Rights and Obligations of Trustee Stockholder.
               ---------------------------------------------
Notwithstanding any provision in this Agreement to the contrary, in the event that a Stockholder who is a trustee of an "employee pension benefit plan" (the "Plan") as that term is defined in
Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (such trustee to be referred to hereinafter as the "Trustee-Stockholder") is, at any time, required under this Agreement to take action or to refrain from taking action, or is otherwise obligated under this Agreement, the Trustee-Stockholder shall not be required to act or to refrain from acting or to otherwise fulfill its obligations under this Agreement except as provided herein. With respect to those Shares for which the Trustee-Stockholder does not have the discretion or right to vote under the terms of the Plan, the Trustee-Stockholder shall not be bound by the terms of this Agreement. With respect to those Shares for which the Trustee-Stockholder does have the discretion or right to vote under the terms of the Plan, the Trustee-Stockholder shall not be required to act or refrain from acting or to otherwise fulfill its obligations under this Agreement unless and until the non-Trustee Stockholders provide the Trustee Stockholder with an opinion of counsel satisfactory to the Trustee-Stockholder that the compliance of the Trustee-Stockholder with the applicable provisions of this Agreement shall not result in a violation of the provisions of ERISA or the Internal Revenue Code of 1986, as amended (the "Code"). The Trustee-Stockholder may, in its discretion, waive the requirement that it be provided with an opinion of counsel by the non-Trustee Stockholders.

          To the extent permitted by law, the non-Trustee Stockholders who are also directors of the Company at the time of the Trustee-Stockholder's acts, omissions, or conduct described later in this sentence shall jointly and severally indemnify and hereby agree to hold harmless the Trustee Stockholder from all loss, damage, or liability, joint or several, including payment of expenses in connection with defense against any claim, for the Trustee-Stockholder's acts, omissions, or conduct pursuant to this Agreement, which acts, omissions, or conduct constitute or are alleged to constitute a breach of the Trustee-Stockholder's fiduciary or other responsibilities under ERISA, the Code or any other law. The Trustee-Stockholder shall be entitled to indemnification in accordance with the foregoing without regard to whether it obtained an opinion of counsel from the non-Trustee Stockholders prior to the occurrence of the acts, omissions, or conduct giving rise to the claim against the Trustee-Stockholder.

          14.  Exhibits.  All Exhibits attached to this Agreement
               --------
are fully incorporated herein and are made part of this Agreement whether or not the Exhibits are executed by any or all of the parties.

          15.  Incorporation of Prefatory Language.  The
               -----------------------------------
prefatory language made and stated hereinabove is hereby incorporated by reference into, and made a part of, this Agreement.

          16.  No Other Parties to Benefit.  This Agreement is
               ---------------------------
made for the sole benefit of the parties hereto and their successors and assigns. Except as expressly provided herein, no other person or entity is intended to or shall have any rights or benefits hereunder, whether as third party beneficiaries or otherwise.

          17.  Notice.  All notices provided for herein shall be
               ------
hand delivered or sent by Federal Express or other reputable overnight courier or by registered or certified mail, postage prepaid, addressed to all parties hereto at the address designated for each party in the signature pages hereto or at such other address as the party who is to receive such notice may designate in writing delivered to all other parties hereto. Notice shall be deemed received upon: (i) such hand delivery,
(ii) one (1) day after the day such notice is delivered to Federal Express or other reputable overnight courier for next day delivery, or (iii) three (3) days after the deposit of same in a letter box or other means provided for the posting of mail, properly addressed in accordance with the first sentence of this
Section 17 and with the proper amount of postage affixed thereto or other delivery charge paid or otherwise provided for. Actual receipt of notice shall not be required to effect notice hereunder. Each party shall promptly notify each other of any change of address.

          18.  Governing Law; Construction.  The substantive laws
               ---------------------------
of the State of Nevada shall govern the interpretation and enforcement of this Agreement. This Agreement is intended to express the mutual intent of the parties hereto, irrespective of the party preparing or causing the preparation of any document, and no rule of construction shall be applied against any party. Except as otherwise provided herein, this Agreement shall be binding upon and shall inure to the benefit of the parties, their heirs, successors, and assigns.

          19.  Modification and Waiver.  No provision of this
               -----------------------
Agreement shall be amended, waived, or modified except by an instrument in writing signed by all of the parties hereto who have executed this Agreement or a counterpart hereof.

          20.  Materiality.  All covenants, agreements,
               -----------
representations, and warranties made herein shall be deemed to be material and to have been relied on by the parties in entering into this Agreement and shall survive the execution and delivery of this Agreement.

          21.  Headings.  All sections and descriptive headings
               --------
of sections and subsections in this Agreement are inserted for convenience only and shall not affect the construction or interpretation hereof.

          22.  Integration.  This Agreement constitutes and
               -----------
embodies the full and complete understanding and agreement of the parties hereto and supersedes all prior understandings, whether oral or written. No representation, promise, inducement, or statement of intention has been made by any party hereto which is not embodied in this Agreement, and no party hereto shall be bound by or liable for any alleged misrepresentation, promise, inducement, or statement of intention not so set forth.

          23.  Time of the Essence.  Time is of the essence in
               -------------------
all matters associated with this Agreement;

          24.  Assignability.  Except upon a sale or transfer of
               -------------
Shares in accordance with Section 7 hereof or in the event of the merger of an entity Stockholder pursuant to Section 8 hereof, no party shall assign this Agreement or any part hereof or rights hereunder without the prior written consent of a majority in interest of the Stockholders. Any assignment in violation of this paragraph shall be null and void and vest no rights in the purported assignee.

          25.  Meetings of Stockholders; Notice.  Whenever this
               --------------------------------
Agreement requires or allows the vote of Stockholders on any matter other than a matter to be voted on at a Company Stockholders Meeting, as described in Section 2.B, or as provided in Section 11 hereof in connection with the removal and replacement of Proxy, a meeting may be called by any Stockholder for the purpose of voting on such matter. Such meeting shall require seven (7) days advance written notice to all Stockholders. Action on any such matter may also be taken by written consent in accordance with the third to last sentence of
Section 2.A hereof.

          26.  Indulgences Not Waivers.  Neither the failure nor
               -----------------------
any delay on the part of any party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or of any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence.

          27.  Additional Instruments and Acts.  The parties to
               -------------------------------
this Agreement shall execute (with acknowledgment or in affidavit form, if required) any further or additional instruments, and shall perform any acts, which are or may become necessary to effectuate and carry out the purposes of this Agreement or as may be required by law.

          28.  Interpretation.  In this Agreement the singular
               --------------
includes the plural, and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography, and other means of reproducing words in a tangible visible form.

          29.  Enforcement; Attorneys' Fees.  Should any
               ----------------------------
proceeding be commenced or dispute arise between the parties hereto concerning the terms of this Agreement, or the rights and duties of the parties hereto, the prevailing party in such proceeding or dispute shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for the prevailing party's attorneys' fees.

          30.  Remedies.  In the event of a breach of this
               --------
Agreement or any term hereof by any party hereto, each Stockholder shall have all rights and remedies available at law, in equity, or under the terms of this Agreement, including, without limitation, the right to seek injunctive relief and specific performance of any party's obligations hereunder. All rights and remedies of the Stockholders shall be cumulative and the exercise of any right or remedy by any Stockholder shall not be deemed a waiver, relinquishment, or abandonment of any other right or remedy, and shall not affect or limit in any way the future assertion of the same, or any other right or remedy.

          31.  Authority.  By execution of this Agreement, the
               ---------
signatories hereto represent and warrant their authority to act in the capacity represented. By execution of this Agreement each party represents and warrants its right, power, and authority to perform its obligations under this Agreement.

          32.  Counterparts; Effectiveness.  This Agreement may
               ---------------------------
be executed in several counterparts, and all so executed shall constitute one agreement, binding among the parties hereto who have executed a counterpart hereof.

          33.  Severability; Invalid Provision.  To the extent
               -------------------------------
that any provision of this Agreement is determined to be invalid, illegal, or otherwise unenforceable as to any Stockholder, such determination shall have no effect upon the remaining provisions of this Agreement or upon the duties and obligations of the other Stockholders. Further, in lieu of each such invalid, illegal, or unenforceable provision, valid, legal, and enforceable provision as similar in terms to such invalid, illegal, or unenforceable provision shall be automatically added to this Agreement and this Agreement shall be deemed reformed so as to incorporate such substitute provision. Additionally, to the extent any Stockholder is an employee benefit plan subject to ERISA, or other laws, rules, or regulations render any Section (or any provision of any Section) invalid, illegal, or unenforceable, as to such Stockholder, such determination shall have no effect upon the remaining provisions of this Agreement or upon the duties or obligations of the other Stockholders.

          IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date set forth beside their signature.

                                        No. and
                                        Class of
                                        Shares         Share
Name & Sig.              Date of        Owned or       Certificate
of Stockholders          Execution      Controlled     Numbers
- ---------------          ---------      ----------     -----------
EJOS, Inc., an         May 11, 1992     4,043,124         5054
Arizona corporation
Suite 1100
2727 N. Central
Phoenix, AZ 85004


By /s/ Edward J. Shoen
   -------------------
 Edward J. Shoen,
  Its President


Edward J. Shoen,       May 11, 1992
 an individual
Suite 1100
2727 N. Central
Phoenix, AZ 85004


/s/ Edward J. Shoen
- -------------------
Edward J. Shoen


M.V.S., Inc., a        May 11, 1992     4,003,124         5108
Nevada corporation
Suite 1100
2727 N. Central
Phoenix, AZ  85004


By /s/ Mark V. Shoen
   -----------------
  Mark V. Shoen
  Its President


Mark V. Shoen,         May 11, 1992
 an individual
Suite 1100
2727 N. Central
Phoenix, AZ  85004


/s/ Mark V. Shoen
- -----------------
Mark V. Shoen

                                       No. and
                                        Class of
                                        Shares         Share
Name & Sig.              Date of        Owned or       Certificate
of Stockholders          Execution      Controlled     Numbers
- ---------------          ---------      ----------     -----------
Japal, Inc., a         May 11, 1992     2,616,240         5078
Nevada corporation
Suite 170
1325 Airmotive Way
Reno, NV  89502


By /s/ James P. Shoen
   ------------------
  James P. Shoen
  Its President


James P. Shoen,        May 11, 1992
 an individual
Suite 170
1325 Airmotive Way
Reno, NV  89502


/s/ James P. Shoen
- ------------------
James P. Shoen


Pafran, Inc., a        May 11, 1992     3,622,024         5140
Nevada corporation
228 Glenbrook Inn Road
Reno, NV  89413


By /s/ Paul F. Shoen
   -----------------
  Paul F. Shoen
  Its President


Paul F. Shoen,         May 11, 1992
 an individual
228 Glenbook Inn Road
Reno, Nevada  89413


/s/ Paul F. Shoen
- -----------------
Paul F. Shoen

                                       No. and
                                        Class of
                                        Shares         Share
Name & Sig.              Date of        Owned or       Certificate
of Stockholders          Execution      Controlled     Numbers
- ---------------          ---------      ----------     -----------
Sophmar, Inc., a        May 11, 1992     2,510,180         5179
Nevada corporation
3653 North 6th Ave.,
No. C-17
Phoenix, AZ  85015



By /s/ Sophia M. Shoen
   -------------------
  Sophia M. Shoen
  Its President


Sophia M. Shoen,
an individual

/s/ Sophia M. Shoen
- -------------------

The Amerco Employees    May 11, 1992     2,601,312<F2>
Savings and Profit
Sharing and Employee
Stock Ownership Trust
2727 N. Central
Phoenix, AZ  85004


By /s/ Edward J. Shoen
   -------------------
  Edward J. Shoen
  Trustee


By /s/ Gary B. Horton
   ------------------
  Gary B. Horton
  Trustee


By /s/ Donald W. Murney
   --------------------
  Donald W. Murney
  Trustee




- ----------------------
        <F2>  Subject to change

                                               No. and
                                               Class of
                                               Shares         Share
Name & Sig.                Date of             Owned or       Certificate
of Stockholders            Execution           Controlled     Numbers
- ---------------            ---------           ----------     -----------
Mark V. Shoen,             August 14, 1992     3,475,520      5274
an individual


/s/ Mark V. Shoen
- -----------------
Mark V. Shoen


Oxford Life Insurance      August 14, 1992       527,604      5275
Company, an Arizona
corporation, Trustee
under that "C"
Irrevocable Trust
dated December 20,
1982 (Mark V.
Shoen, grantor)


By /s/ Mark A. Haydukovich
   -----------------------
  Its Vice President


James P. Shoen,            August 14, 1992     2,278,814      5276
an individual


/s/ James P. Shoen
- ------------------
James P. Shoen


Oxford Life Insurance      August 14, 1992       337,426      5277
Company, an Arizona
corporation, Trustee
under that  "C"
Irrevocable Trust
dated December 20,
1982 (James P.
Shoen, grantor)


By /s/ Mark A. Haydukovich
   -----------------------
  Its Vice President

                                               No. and
                                               Class of
                                               Shares           Share
Name & Sig.                Date of             Owned or         Certificate
of Stockholders            Execution           Controlled       Numbers
- ---------------            ---------           ----------       -----------
Paul F. Shoen,             April 2, 1993       3,412,928 Common  5285
an individual                                    113,972 Common  5287


/s/ Paul F. Shoen
- -----------------
Paul F. Shoen


Oxford Life Insurance      April 2, 1993          71,976 Common  5288
Company, an Arizona
corporation, Trustee
under that "C"
Irrevocable Trust
dated December 20,
1982 (Paul F.
Shoen, grantor)


By /s/ Mark A. Haydukovich
   -----------------------
  Its Vice President

                                               No. and
                                               Class of
                                               Shares            Share
Name & Sig.              Date of               Owned or          Certificate
of Stockholders          Execution             Controlled        Numbers
- ---------------          ---------             ----------        -----------
Sophia M. Shoen,         September __, 1993    2,392,029         5313
an individual




/s/ Sophia M. Shoen
- -------------------
Sophia M. Shoen



Oxford Life Insurance    September __, 1993      108,891         5314
Company, an Arizona
corporation, Trustee
under that "C"
Irrevocable Trust
dated December 20,
1982 (Sophia M.
Shoen, grantor)




By /s/ Mark A. Haydukovich
   -----------------------
  Its Vice President

                              AMERCO

                               PROXY

                   (Including Power of Attorney)

                           _____________


          The undersigned stockholder of AMERCO, a Nevada corporation, does hereby appoint James P. Shoen agent and proxy of the undersigned, with full power of substitution and with full power to act as true and lawful attorney in fact, to vote, in accordance with the terms and conditions of that certain Amended and Restated Stockholder Agreement dated the date hereof (the "Stockholder Agreement"), at any meeting of the stockholders of AMERCO and upon all business as may properly come before the meeting, in the name and place as proxy of the undersigned and with all the powers which the undersigned would possess if personally present, all of the stock of AMERCO standing in the name of the undersigned or which the undersigned would be entitled to vote if personally present. James P. Shoen may exercise the rights granted under this proxy either in person at any meeting of the stockholders of AMERCO or by signing a proxy on behalf of the undersigned. This proxy shall be valid and irrevocable until March 5, 1999 or until termination of the Stockholder Agreement in accordance with the terms thereof, whichever occurs first.

          Dated:  As of May 11, 1992.



Edward J. Shoen,                   EJOS, INC., an
 an individual                       Arizona corporation


/s/ Edward J. Shoen                By /s/ Edward J. Shoen
- -------------------                   -------------------
Edward J. Shoen                         Edward J. Shoen
                                        Its President


Mark V. Shoen,                     M.V.S., INC., a
 an individual                       Nevada corporation



/s/ Mark V. Shoen                  By /s/ Mark V. Shoen
- -----------------                     -----------------
Mark V. Shoen                           Mark V. Shoen
                                        Its President

James P. Shoen,                    JAPAL, INC., a
 an individual                       Nevada corporation


/s/ James P. Shoen                 By /s/ James P. Shoen
- ------------------                    ------------------
James P. Shoen                          James P. Shoen
                                        Its President


Paul F. Shoen,                     PAFRAN, INC., a
  an individual                      Nevada corporation



/s/ Paul F. Shoen                  By /s/ Paul F. Shoen
- -----------------                     -----------------
Paul F. Shoen                           Paul F. Shoen
                                        Its President


Sophia M. Shoen                    SOPHMAR, INC., a
 an individual                       Nevada corporation


/s/ Sophia M. Shoen                By /s/ Sophia M. Shoen
- -------------------                   -------------------
Sophia M. Shoen                         Sophia M. Shoen
                                        Its President


                                   THE AMERCO EMPLOYEES SAVINGS
                                   AND PROFIT SHARING AND EMPLOYEE
                                   STOCK OWNERSHIP TRUST


                                   By /s/ Edward J. Shoen
                                      -------------------
                                     Edward J. Shoen, Trustee


                                   By /s/ Gary B. Horton
                                      ------------------
                                     Gary B. Horton, Trustee



                                   By /s/ Donald W. Murney
                                      --------------------
                                     Donald W. Murney, Trustee

                              AMERCO

                               PROXY

                   (Including Power of Attorney)
                           _____________


          The undersigned stockholder of AMERCO, a Nevada corporation, does hereby appoint James P. Shoen agent and proxy of the undersigned, with full power of substitution and with full power to act as true and lawful attorney in fact, to vote, in accordance with the terms and conditions of that certain Amended and Restated Stockholder Agreement dated as of May 1, 1992 (the "Stockholder Agreement"), at any meeting of the stockholders of AMERCO and upon all business as may properly come before the meeting, in the name and place as proxy of the undersigned and with all the powers which the undersigned would possess if personally present, all of the stock of AMERCO standing in the name of the undersigned or which the undersigned would be entitled to vote if personally present. James P. Shoen may exercise the rights granted under this proxy either in person at any meeting of the stockholders of AMERCO or by signing a proxy on behalf of the undersigned. This proxy shall be valid and irrevocable until March 5, 1999 or until termination of the Stockholder Agreement in accordance with the terms thereof, whichever occurs first.

          Dated:  As of April 2, 1993.


Paul F. Shoen,                     OXFORD LIFE INSURANCE COMPANY,
 an individual                      an Arizona corporation,
                                    Trustee under that "C"
                                    Irrevocable Trust dated
                                    December 20, 1982
/s/ Paul F. Shoen                   (Paul F. Shoen, grantor)
- -----------------
Paul F. Shoen

                                   By /s/ Mark A. Haydukovich
                                      -----------------------
                                     Its Vice President

                              AMERCO

                               PROXY

                   (Including Power of Attorney)
                           ____________


          The undersigned stockholder of AMERCO, a Nevada corporation, does hereby appoint James P. Shoen agent and proxy of the undersigned, with full power of substitution and with full power to act as true and lawful attorney in fact, to vote, in accordance with the terms and conditions of that certain Amended and Restated Stockholder Agreement dated as of May 1, 1992 (the "stockholder Agreement"), at any meeting of the stockholders of AMERCO and upon all business as may properly come before the meeting, in the name and place as proxy of the undersigned and with all the powers which the undersigned would possess if personally present, all of the stock of AMERCO standing in the name of the undersigned or which the undersigned would be entitled to vote if personally present. James P. Shoen may exercise the rights granted under this proxy either in person at any meeting of the stockholders of AMERCO or by signing a proxy on behalf of the undersigned. This proxy shall be valid and irrevocable until March 5, 1999 or until termination of the Stockholder Agreement in accordance with the terms thereof, whichever occurs first.

          Dated:  As of August 14, 1992.


Mark V. Shoen,                     OXFORD LIFE INSURANCE COMPANY,
 an individual                      an Arizona corporation,
                                    Trustee under that "C"
                                    Irrevocable Trust dated
                                    December 20, 1982
/s/ Mark V. Shoen                   (Mark V. Shoen, grantor)
- -----------------
Mark V. Shoen

                                   By /s/ Mark A. Haydukovich
                                      -----------------------
                                       Its Vice President


James P. Shoen,                    OXFORD LIFE INSURANCE COMPANY,
 an individual                      an Arizona corporation,
                                    Trustee under that "C"
                                    Irrevocable Trust dated
                                    December 20, 1982
/s/ James P. Shoen                  (James P. Shoen, grantor)
- ------------------
James P. Shoen

                                   By /s/ Mark A. Haydukovich
                                      -----------------------
                                       Its Vice President

                              AMERCO

                               PROXY

                   (Including Power of Attorney)
                           ____________



          The undersigned stockholder of AMERCO, a Nevada corporation, does hereby appoint James P. Shoen agent and proxy of the undersigned, with full power of substitution and with full power to act as true and lawful attorney in fact, to vote, in accordance with the terms and conditions of that certain Amended and Restated Stockholder Agreement dated as of May 1, 1992 (the "Stockholder Agreement"), at any meeting of the stockholders of AMERCO and upon all business as may properly come before the meeting, in the name and place as proxy of the undersigned and with all the powers which the undersigned would possess if personally present, all of the stock of AMERCO standing in the name of the undersigned or which the undersigned would be entitled to vote if personally present. James P. Shoen may exercise the rights granted under this proxy either in person at any meeting of the stockholders of AMERCO or by signing a proxy on behalf of the undersigned. This proxy shall be valid and irrevocable until March 5, 1999 or until termination of the Stockholder Agreement in accordance with the terms thereof, whichever occurs first.

          Dated:  As of September 5, 1993.



Sophia M. Shoen,                   OXFORD LIFE INSURANCE COMPANY,
 an individual                      an Arizona corporation,
                                    Trustee under that "C"
                                    Irrevocable Trust dated
                                    December 20, 1982
/s/ Sopha M. Shoen                 (Sophia M. Shoen, grantor)
- ------------------
Sophia M. Shoen

                                   By /s/ Mark A. Haydukovich
                                      -----------------------
                                     Its Vice President

                                       No. and
                                       Class of
                                       Shares         Share
Name & Sig.             Date of        Owned or       Certificate
of Stockholders         Execution      Controlled     Numbers
- ---------------         ---------      ----------     -----------
Edward J. Shoen,        May 18, 1994     ______         ______
an individual


/s/ Edward J. Shoen
- -------------------
Edward J. Shoen


Oxford Life Insurance   May 18, 1994     ______         ______
Company, an Arizona
corporation, Trustee
under that "C"
Irrevocable Trust
dated December 20,
1982 (Edward J.
Shoen, grantor)


By: /s/ Mark A. Haydukovich
    -----------------------
   Its Vice President

                              AMERCO

                               PROXY

                   (Including Power of Attorney)
                             ________



          The undersigned stockholder of AMERCO, a Nevada corporation, does hereby appoint James P. Shoen agent and proxy of the undersigned, with full power of substitution and with full power to act as true and lawful attorney in fact, to vote, in accordance with the terms and conditions of that certain Amended and Restated Stockholder Agreement dated as of May 1, 1992 (the "Stockholder Agreement"), at any meeting of the stockholders of AMERCO and upon all business as may properly come before the meeting, in the name and place as proxy of the undersigned and with all the powers which the undersigned would possess if personally present, all of the stock of AMERCO standing in the name of the undersigned or which the undersigned would be entitled to vote if personally present. James P. Shoen may exercise the rights granted under this proxy either in person at any meeting of the stockholders of AMERCO or by signing a proxy on behalf of the undersigned. This proxy shall be valid and irrevocable until March 5, 1999, or until termination of the Stockholder Agreement in accordance with the terms thereof, whichever occurs first.

          Dated:  As of May 18, 1994.



Edward J. Shoen,                   OXFORD LIFE INSURANCE COMPANY,
 an individual                      an Arizona corporation,
                                    Trustee under that "C"
                                    Irrevocable Trust dated
                                    December 20, 1982
/s/ Edward J. Shoen                 (Edward J. Shoen, grantor)
- -------------------
Edward J. Shoen

                                   By /s/ Mark A. Haydukovich
                                      -----------------------
                                     Its Vice President